Exhibit 10.1

THIRD AMENDMENT

TO

SYNDICATED FACILITY AGREEMENT

dated as of

February 17, 2017

among

CIVEO CORPORATION,

CIVEO U.S. HOLDINGS LLC,

CIVEO CANADA INC.,

CIVEO PREMIUM CAMP SERVICES LTD.,

CIVEO PTY LIMITED

and

CIVEO MANAGEMENT LLC,

as Borrowers

THE LENDERS NAMED HEREIN,

ROYAL BANK OF CANADA,
as Administrative Agent, U.S. Collateral Agent,
Canadian Administrative Agent, Canadian Collateral Agent
and an Issuing Bank,

and

RBC EUROPE LIMITED,
as Australian Administrative Agent, Australian Collateral Agent
and an Issuing Bank

RBC CAPITAL MARKETS,1
as Lead Arranger and Sole Bookrunner

1 RBC Capital Markets is the global brand name of the corporate and investment banking business of Royal Bank of Canada and its affiliates.

THIRD AMENDMENT TO SYNDICATED FACILITY AGREEMENT

THIS THIRD AMENDMENT TO SYNDICATED FACILITY AGREEMENT (this “Third Amendment”), dated as of February 17, 2017, is among CIVEO CORPORATION, a corporation incorporated under the laws of the Province of British Columbia (the “Parent Borrower”), CIVEO U.S. HOLDINGS LLC, a Delaware limited liability company (formerly Civeo USA Corp., a Delaware corporation) (the “Original U.S. Borrower”), CIVEO MANAGEMENT LLC, a Delaware limited liability company (together with the Original U.S. Borrower, the “U.S. Borrowers”), CIVEO CANADA INC., a corporation amalgamated under the laws of the Province of Alberta (the “Canadian Parent”), CIVEO PREMIUM CAMP SERVICES LTD., a corporation amalgamated under the laws of the Province of Alberta (“Civeo Premium” and, together with the Canadian Parent, the “Canadian Borrowers”), CIVEO PTY LIMITED ACN 003 657 510, an Australian proprietary limited company (the “Australian Borrower” and, together with the Parent Borrower, the U.S. Borrowers and the Canadian Borrowers, the “Borrowers”), certain subsidiary guarantors of the Borrowers party hereto, the Lenders party hereto (the “Lenders”), the Issuing Banks, the Swing Line Lenders, the ROYAL BANK OF CANADA, as administrative agent for the U.S. Lenders, as U.S. collateral agent for the Lenders, as administrative agent for the Canadian Lenders and as Canadian collateral agent for the Lenders, and RBC EUROPE LIMITED, as administrative agent for the Australian Lenders and as Australian collateral agent for the Lenders.

R E C I T A L S

A.     The Borrowers, the Agents and the Lenders are parties to that certain Syndicated Facility Agreement, dated as of May 28, 2014 (as amended by the First Amendment to Syndicated Facility Agreement dated as of May 13, 2015 and the Second Amendment to Syndicated Facility Agreement dated as of February 18, 2016, the “Credit Agreement” and, as amended by this Third Amendment, the “Amended Credit Agreement”), pursuant to which the Lenders have made certain loans to and other extensions of credit on behalf of the Borrowers.

B.     The Borrowers, the Agents, the Issuing Banks, the Swing Line Lenders and the Lenders desire to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.     Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Amended Credit Agreement. Unless otherwise indicated, all article and section references in this Third Amendment refer to articles and sections of the Amended Credit Agreement.

Section 2.     Amendments to Credit Agreement. Effective as of the Third Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)           The definition of “Applicable Percentage” is amended in its entirety to read as follows:

“Applicable Percentage” shall mean, for any day, with respect to any Eurocurrency Loan, ABR Loan, B/A Loan, Canadian Prime Rate Loan, U.S. Base Rate Loan, BBSY Rate Loan or the Commitment Fee, the applicable percentage set forth below under the applicable caption, based upon the Leverage Ratio as of the relevant date of determination:

Leverage Ratio	Eurocurrency/BBSY Rate/B/A Spread	ABR, Canadian Prime Rate and U.S. Base Rate Spread	Commitment Fee Percentage

Category 1	2.25%	1.25%	0.51%

Less than 2.00 to 1.00

Category 2	2.50%	1.50%	0.56%

Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00

Category 3	2.75%	1.75%	0.62%

Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00

Category 4	3.00%	2.00%	0.68%

Greater than or equal to 3.00 to 1.00 but less than 3.50 to 1.00

Category 5	3.50%	2.50%	0.79%

Greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00

Category 6	4.00%	3.00%	0.90%

Greater than or equal to 4.00 to 1.00 but less than 4.50 to 1.00

Category 7	4.50%	3.50%	1.01%

Greater than or equal to 4.50 to 1.00 but less than 5.00 to 1.00

Category 8	5.00%	4.00%	1.13%

Greater than or equal to 5.00 to 1.00 but less than 5.50 to 1.00

Category 9	5.50%	4.50%	1.24%

Greater than or equal to 5.50 to 1.00

Each change in the Applicable Percentage resulting from a change in the Leverage Ratio shall be effective with respect to all Loans and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements required by Section 5.04(a) or (b) and the Compliance Certificate required by Section 5.04(c), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements indicating another such change; provided, however, that at any time during which the Parent Borrower has failed to deliver when due the financial statements required by Section 5.04(a) or (b) and the Compliance Certificate required by Section 5.04(c), respectively, the Leverage Ratio shall be deemed to be in Category 9 for purposes of determining the Applicable Percentage. Notwithstanding the foregoing, as of the Third Amendment Effective Date, the Applicable Percentage shall be based on the Leverage Ratio reflected in the most recently delivered financial statements required by Section 5.04(a) or (b) and the Compliance Certificate required by Section 5.04(c), respectively.

(b)           The last sentence of the definition of “Australian Revolving Commitment” is amended in its entirety to read as follows:

The aggregate amount of the Australian Revolving Commitments as of the Third Amendment Effective Date (subsequent to the reduction of the Australian Revolving Commitments pursuant to Section 2 of the Third Amendment) is $85,000,000.

(c)           The last sentence of the definition of “Canadian Tranche A Revolving Commitment” is amended in its entirety to read as follows:

The aggregate amount of the Canadian Tranche A Revolving Commitments as of the Third Amendment Effective Date (subsequent to the reduction of the Canadian Tranche A Revolving Commitments pursuant to Section 2 of the Third Amendment) is $90,000,000.

(d)           The last sentence of the definition of “Canadian Tranche B Revolving Commitment” is amended in its entirety to read as follows:

The aggregate amount of the Canadian Tranche B Revolving Commitments as of the Third Amendment Effective Date (subsequent to the reduction of the Canadian Tranche B Revolving Commitments pursuant to Section 2 of the Third Amendment) is $60,000,000.

(e)           The definition of “EBITDA” is amended in its entirety to read as follows:

“EBITDA” shall mean, for any person for any period, Consolidated Net Income of such person for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any noncash charges or extraordinary losses for such period, (v) transaction costs associated with the Transactions in an aggregate amount not to exceed $25,000,000 plus such additional amounts as a result of currency exchange fluctuations in an amount reasonably acceptable to the Administrative Agent and (vi) the amount of cost savings, operating expense reductions and synergies directly attributable and of continuing effect and projected by the Parent Borrower in good faith to be realized within 12 months after consummation of a Permitted Acquisition (calculated on a pro forma basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of such period for which EBITDA is being determined and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period), net of the amount of actual benefits realized during such period from such actions; provided that (A) such cost savings, operating expense reductions and synergies (1) are reasonably identifiable and factually supportable and (2) have been approved by the Administrative Agent in its reasonable discretion and (B) the aggregate amount of such cost savings, operating expense reductions and synergies included pursuant to this clause (a)(vi), shall not exceed 10% of EBITDA (after giving effect to this clause (a)(vi)), and minus (b) without duplication (i) all cash payments made during such period on account of reserves, restructuring charges and other noncash charges added to Consolidated Net Income pursuant to clause (a)(iv) above in a previous period and (ii) to the extent included in determining such Consolidated Net Income, any extraordinary gains and all noncash items of income for such period, all determined for such person on a consolidated basis in accordance with GAAP.

(f)            The definition of “Permitted Acquisition” is amended in its entirety to read as follows:

“Permitted Acquisition” shall mean any acquisition meeting all the criteria of either Section 6.04(i) or Section 6.04(m).

(g)           The last sentence of the definition of “U.S. Revolving Commitment” is amended in its entirety to read as follows:

The aggregate amount of the U.S. Revolving Commitments as of the Third Amendment Effective Date (subsequent to the reduction of the U.S. Revolving Commitments pursuant to Section 2 of the Third Amendment) is $40,000,000.

(h)           Section 1.01 of the Credit Agreement is amended by adding the following definitions where alphabetically appropriate:

“Third Amendment” shall mean that certain Third Amendment to Syndicated Facility Agreement, dated as of February 17, 2017, among the Borrowers, the Administrative Agents and the Lenders party thereto.

“Third Amendment Effective Date” shall have the meaning set forth in the Third Amendment.

(i)            Section 1.01 of the Credit Agreement is amended by deleting the definition of “Acquired Entity”.

(j)            Section 6.04 of the Credit Agreement is amended by:

(i)            amending subsection (i) as follows:

(A) amending the lead in paragraph in its entirety to read as follows:

the Parent Borrower and its Subsidiaries may acquire all or substantially all the assets of a person or line of business of such person, or Equity Interests of a person that would become a wholly owned Subsidiary; provided that at the time of such transaction:

(B) amending the parenthetical in subsection (ii) in its entirety to read as follows:

(including any Asset Sale and any other transaction described in this Section 6.04(i) or Section 6.04(m) occurring during or after such period)

(C) amending clause (A) in the final proviso thereof in its entirety to read as follows:

(A) other than adjustments pursuant to clause (a)(vi) of the definition of EBITDA, include only those adjustments that would be permitted or required by Regulation S-X under the Securities Act of 1933, as amended and

(ii)            amending subsection (k) in its entirety as follows:

(k)     Investments by the Parent Borrower or an existing Subsidiary in or to the Parent Borrower or an existing Subsidiary (but excluding, for the avoidance of doubt, Investments in any Person that will become a Subsidiary upon the making of such Investment);

(iii)          (A) deleting the word “and” at the end of subsection (k), (B) replacing the period at the end of subsection (l) with a semicolon and adding the word “and” at the end thereof and (C) adding a new subsection (m) as follows:

(m)     the Parent Borrower and its Subsidiaries may acquire Equity Interests of a person that would become a non-wholly owned Subsidiary (in each case referred to herein as the “Non-Wholly Owned Entity”); provided that:

(i)       both before and after giving effect thereto, no Event of Default or Default shall have occurred and be continuing;

(ii)      the Parent Borrower would (A) be in compliance with the covenants set forth in Section 6.10 and (B) after giving effect to such acquisition, have a Leverage Ratio less than the Leverage Ratio immediately prior to such acquisition, in each case as of the most recently completed period of four consecutive fiscal quarters ending prior to such transaction for which the financial statements required by Section 5.04(a) or 5.04(b) have been delivered or for which comparable financial statements have been filed with the SEC, after giving pro forma effect to such transaction and to any other event occurring during or after such period as to which pro forma recalculation is appropriate (including any Asset Sale and any other transaction described in Section 6.04(i) or this Section 6.04(m) occurring during or after such period) as if such transaction had occurred as of the first day of such period;

(iii)     after giving effect to such acquisition, there must be at least U.S.$25,000,000 of the Revolving Commitments unused and available;

(iv)     after giving effect to such acquisition, the Parent Borrower shall continue to own, directly or indirectly, beneficially and of record, a majority of the issued and outstanding Equity Interests of such Non-Wholly Owned Entity unless otherwise disposed of in accordance with Section 6.05;

(v)     upon the consummation of such acquisition, the Non-Wholly Owned Entity and any Borrower and/or Subsidiary that holds any Equity Interests in such Non-Wholly Owned Entity shall have each complied with the requirements of Section 5.09 regardless of whether such Non-Wholly Owned Entity is a Material Subsidiary; and

(vi)     the aggregate amount of the consideration for all such acquisitions made pursuant to this Section 6.04(m) after the Third Amendment Effective Date shall not exceed 10% of the Parent Borrower’s Consolidated Net Worth calculated on the date of such acquisition as of the most recent fiscal quarter for which financial statements are available;

provided, however that all pro forma calculations required to be made pursuant to this Section 6.04(m) shall (A) other than adjustments pursuant to clause (a)(vi) of the definition of EBITDA, include only those adjustments that would be permitted or required by Regulation S-X under the Securities Act of 1933, as amended and (B) be certified to by a Financial Officer as having been prepared in good faith based upon reasonable assumptions.

(k)           Section 6.06 of the Credit Agreement is amended by replacing “January 1, 2017” with “January 1, 2018”.

(l)            Section 6.11 of the Credit Agreement is amended in its entirety to read as follows:

Maximum Leverage Ratio. Commencing with the four fiscal quarter period ending March 31, 2017, permit the Leverage Ratio for any period of four consecutive fiscal quarters of the Parent Borrower, in each case taken as one accounting period, as of the last day of any fiscal quarter, to be greater than:

Fiscal Quarter Ending	Leverage Ratio
March 31, 2017 and June 30, 2017	5.25:1.00
September 30, 2017, December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018	5.85:1.00
December 31, 2018	5.50:1.00
March 31, 2019 and thereafter	5.25:1.00

(m)          Schedule 2.01 to the Credit Agreement is amended and replaced in its entirety with Annex I attached hereto.

Section 3.    Reduction of Revolving Commitments. The Borrowers agree that on the Third Amendment Effective Date, (a) the Australian Revolving Commitments will be permanently reduced to an aggregate amount of $85,000,000, the Canadian Tranche A Revolving Commitments will be permanently reduced to an aggregate amount of $90,000,000, the Canadian Tranche B Revolving Commitments will be permanently reduced to an aggregate amount of $60,000,000 and the U.S. Revolving Commitments will be permanently reduced to an aggregate amount of $40,000,000.

Section 4.     Consent Fees. The Borrowers agree to pay to the Administrative Agent for the account of each Lender that (a) notifies the Administrative Agent (or its counsel) that it has consented to this Third Amendment and (b) delivers evidence satisfactory to the Administrative Agent that it has obtained all credit and other internal approvals necessary to enter into this Third Amendment, in each case at or prior to 5:00 p.m., New York City time, on February 15, 2017, a consent fee (the “Consent Fees”) in an amount equal to 0.25% of the aggregate principal amount of the outstanding U.S. Term Loans, Canadian Term Loans, the U.S. Revolving Commitment, the Canadian Tranche A Revolving Commitment, the Canadian Tranche B Revolving Commitment and the Australian Revolving Commitment of such Lender as of the Third Amendment Effective Date, after giving effect to the Amended Credit Agreement. Consent Fees shall be payable (i) in U.S. dollars for the U.S. Term Loans and the U.S. Revolving Commitment, (ii) in U.S. Dollar Equivalent for the Australian Revolving Commitment, the Canadian Tranche A Revolving Commitment and the Canadian Tranche B Revolving Commitment and (iii) in Canadian dollars for the Canadian Term Loans.

Section 5.     Conditions Precedent. This Third Amendment shall not be deemed to be effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.08 of the Credit Agreement) (the “Third Amendment Effective Date”):

(a)          The Administrative Agent shall have received from the Required Lenders, the Borrowers and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Persons.

(b)       The Administrative Agents and the Lead Arranger shall have received all Fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Agents) required to be reimbursed or paid by the Borrowers hereunder, under the Credit Agreement or under any other Loan Document.

(c)          The representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the Third Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty is true and correct in all material respects (provided that to the extent any such representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) as of such earlier date.

(d)           No Default or Event of Default shall have occurred and be continuing, after giving effect to the terms of this Third Amendment.

(e)           The Administrative Agent shall have received, on behalf of itself, the other Agents, the Lenders and the Issuing Banks (i) any Note requested by a Lender pursuant to Section 2.04 of the Amended Credit Agreement payable to such requesting Lender and (ii) such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.

Section 6.     Representations and Warranties. As of the date hereof, each Borrower hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:

(a)         The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty is true and correct in all material respects (provided that to the extent any such representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) as of such earlier date.

(b)          No Default or Event of Default has occurred and is continuing.

Section 7.     Miscellaneous.

(a)          Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, are hereby ratified and confirmed by the Borrowers and shall remain in full force and effect following the effectiveness of this Third Amendment. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrowers or the other Loan Parties that would require the waiver or consent of the Administrative Agents or the Lenders.

(b)          Ratification and Affirmation. Each of the Borrowers and Guarantors hereby (a) acknowledges the terms of this Third Amendment and (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby.

(c)        Limited Waiver of Certain Notice Requirements. Solely for purposes of the permanent reduction of the Australian Revolving Commitments, the Canadian Tranche A Revolving Commitments, the Canadian Tranche B Revolving Commitments and the U.S. Revolving Commitments, in accordance with Section 9.08 of the Credit Agreement, the Lenders party hereto hereby waive the requirement under Section 2.09(c) of the Credit Agreement that the Australian Borrower, Canadian Borrowers and U.S. Borrowers provide three Business Days’ prior irrevocable written notice in connection with such permanent reduction of the Australian Revolving Commitments, the Canadian Tranche A Revolving Commitments, the Canadian Tranche B Revolving Commitments and the U.S. Revolving Commitments, as applicable. The waivers by the Lenders described in this Section 7(c) shall not be construed to be a consent to, or a permanent waiver of, Sections 2.09(c) of the Credit Agreement, or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents.

(d)          Loan Document. This Third Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Amended Credit Agreement relating to Loan Documents shall apply hereto.

(e)          Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(f)         NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(g)          GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 8.     Not Fiduciary Relationship. The Loan Parties acknowledge that none of the Agents, the Issuing Banks, the Swing Line Lenders, the Lenders or their respective Affiliates is acting as a fiduciary for or advisor to the Loan Parties.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWERS:
CIVEO CORPORATION

	By:	/s/ Frank Steininger
		Name:	Frank C. Steininger
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

CIVEO U.S. HOLDINGS LLC

	By:	/s/ Frank C. Steininger
		Name:	Frank C. Steininger
		Title:	Senior Vice President and Treasurer

CIVEO CANADA INC.
CIVEO PREMIUM CAMP SERVICES LTD.

	By:	/s/ Frank C. Steininger
		Name:	Frank C. Steininger
		Title:	Director

CIVEO MANAGEMENT LLC

	By:	/s/ Frank C. Steininger
		Name:	Frank C. Steininger
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to Third Amendment to Syndicated Facility Agreement

CIVEO PTY LIMITED

/s/ Bradley Dodson
Signature of Director

Bradley Dodson
Name of Director

/s/ Frank C. Steininger
Signature of Director/Company Secretary

Frank C. Steininger
Name of Director/Company Secretary

Signature Page to Third Amendment to Syndicated Facility Agreement

GUARANTORS:

CIVEO OFFSHORE LLC

	By:	/s/ Frank C. Steininger
		Name:	Frank C. Steininger
		Title:	Senior Vice President and Treasurer

CIVEO USA LLC

	By:	/s/ Frank C. Steininger
		Name:	Frank C. Steininger
		Title:	Senior Vice President and Treasurer

CIVEO USA MANUFACTURING LLC

	By:	/s/ Frank C. Steininger
		Name:	Frank C. Steininger
		Title:	Senior Vice President and Treasurer

CIVEO WATER AND WASTE WATER USA, LLC

	By:	/s/ Frank C. Steininger
		Name:	Frank C. Steininger
		Title:	Senior Vice President and Treasurer

CIVEO INVESTMENTS, LLC

	By:	/s/ Frank C. Steininger
		Name:	Frank C. Steininger
		Title:	Senior Vice President and Treasurer

CIVEO CANADA HOLDCO 1 LTD.

	By:	/s/ Frank C. Steininger
		Name:	Frank C. Steininger
		Title:	Director

Signature Page to Third Amendment to Syndicated Facility Agreement

CIVEO CANADA HOLDCO2 LTD

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

CIVEO CANADA HOLDCO3 LTD.

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

STRUCTURES GP LTD.

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

WATER CANADA GP LTD.

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

PACIFIC CATERING GP LTD.

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

CANADA GP LTD.

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

PREMIUM SERVICES GP LTD.

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

Signature Page to Third Amendment to Syndicated Facility Agreement

NORTHERN METIS CATERING GP LTD.

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

BUFFALO METIS CATERING GP LTD.

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

INSTALLATIONS GP LTD.

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

Crown Services GP Ltd.

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

CIVEO LODGE SERVICES LIMITED PARTNERSHIP

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

CIVEO STRUCTURES EMPLOYEES LIMITED PARTNERSHIP

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

Signature Page to Third Amendment to Syndicated Facility Agreement

CIVEO WATER CANADA EMPLOYEES LIMITED PARTNERSHIP

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

CIVEO PACIFIC CATERING EMPLOYEES LIMITED PARTNERSHIP

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

CIVEO PREMIUM SERVICES EMPLOYEES LIMITED PARTNERSHIP

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

CIVEO INSTALLATIONS EMPLOYEES LIMITED PARTNERSHIP

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

CIVEO CROWN SERVICES EMPLOYEES LIMITED PARTNERSHIP

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

CIVEO CANADA EMPLOYEES LIMITED PARTNERSHIP

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

Signature Page to Third Amendment to Syndicated Facility Agreement

CIVEO STRUCTURES INC.

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

892493 ALBERTA INC.

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

892489 ALBERTA INC.

By:	/s/ Frank C. Steininger
	Name:	Frank C. Steininger
	Title:	Director

Signature Page to Third Amendment to Syndicated Facility Agreement

CIVEO HOLDING COMPANY 2 PTY LTD

/s/ Bradley Dodson	/s/ Frank Steininger
Signature of Director	Signature of Director

Bradley Dodson	Frank C. Steininger
Name of Director	Name of Director

CIVEO PROPERTY PTY LTD

/s/ Bradley Dodson	/s/ Frank Steininger
Signature of Director	Signature of Director

Bradley Dodson	Frank C. Steininger
Name of Director	Name of Director

CIVEO LINEN PTY LTD

/s/ Bradley Dodson	/s/ Frank Steininger
Signature of Director	Signature of Director

Bradley Dodson	Frank C. Steininger
Name of Director	Name of Director

Signature Page to Third Amendment to Syndicated Facility Agreement

ROYAL BANK OF CANADA,
as Administrative Agent, U.S. Collateral Agent, Canadian Administrative Agent and Canadian Collateral Agent

By:	/s/ Ann Hurley
	Name:	Ann Hurley
	Title:	Manager, Agency

Signature Page to Third Amendment to Syndicated Facility Agreement

RBC EUROPE LIMITED,
as Australian Administrative Agent, Australian Collateral Agent and an Issuing Lender

By:	/s/ Johnson Tse
	Name:	Johnson Tse
	Title:	Authorised Signatory

Signature Page to Third Amendment to Syndicated Facility Agreement

ROYAL BANK OF CANADA, as a U.S. Lender, the U.S. Swing Line Lender and an Issuing Bank

By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory

Signature Page to Third Amendment to Syndicated Facility Agreement

ROYAL BANK OF CANADA, as a Canadian Lender, the Canadian Swing Line Lender and an Issuing Bank

By:	/s/ Bryn Davies
	Name:	Bryn Davies
	Title:	Authorized Signatory

Signature Page to Third Amendment to Syndicated Facility Agreement

ROYAL BANK OF CANADA, as an Australian Lender and an Issuing Bank

By:	/s/ Marcus Rayment
	Name:	Marcus Rayment
	Title:	Authorized Signatory

Signature Page to Third Amendment to Syndicated Facility Agreement

THE BANK OF NOVA SCOTIA, as a Canadian Lender and an Issuing Bank

By:	/s/ Mark Sparrow
	Name:	Mark Sparrow
	Title:	Director

Signature Page to Third Amendment to Syndicated Facility Agreement

BNS ASIA LIMITED, as an Australian Lender

By:	/s/ Mark Levia
	Name:	Mark Levia
	Title:	Director and Head of Credit Execution & Head of BNS Asia Limited

Signature Page to Third Amendment to Syndicated Facility Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, Canadian Branch, a Canadian Lender

By:	/s/ Dennis Dasilva
	Name:	Dennis Dasilva
	Title:	Vice President

By:	/s/ Lindy Couillard
	Name:	Lindy Couillard
	Title:	Director

Signature Page to Third Amendment to Syndicated Facility Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Australian Lender

By:	/s/ Michael W. Nygren
	Name:	Michael W. Nygren
	Title:	Vice President

Signature Page to Third Amendment to Syndicated Facility Agreement

THE TORONTO-DOMINION BANK, as a Canadian Lender and Issuing Bank

By:	/s/ Ian McGuire
	Name:	Ian McGuire
	Title:	Director, Commercial National Accounts

By:	/s/ Curtis Neumann
	Name:	Curtis Neumann
	Title:	Director, Commercial National Accounts

Signature Page to Third Amendment to Syndicated Facility Agreement

TORONTO-DOMINION (TEXAS) LLC, as a U.S. Lender

By:	/s/ Mark Narbey
	Name:	Mark Narbey
	Title:	Vice President

Signature Page to Third Amendment to Syndicated Facility Agreement

SUMITOMO MITSUI BANKING CORPORATION, CANADA BRANCH, as a Canadian Lender

By:	/s/ Alfred Lee
	Name:	Alfred Lee
	Title:	Managing Director

Signature Page to Third Amendment to Syndicated Facility Agreement

SUMITOMO MITSUI BANKING CORPORATION,
as a U.S. Lender

By:	/s/ Ryo Suzuki
	Name:	Ryo Suzuki
	Title:	General Manager

Signature Page to Third Amendment to Syndicated Facility Agreement

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Patrick M. Hanley
	Name:	Patrick M. Hanley
	Title:	Senior Vice President

Signature Page to Third Amendment to Syndicated Facility Agreement

HSBC BANK CANADA, as a Canadian Lender

By:	/s/ Paul Irving
	Name:	Paul Irving
	Title:	Vice President

By:	/s/ Marshall Curtis
	Name:	Marshall Curtis
	Title:	County Head, Loan Management Unit

Signature Page to Third Amendment to Syndicated Facility Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a U.S. Lender and Issuing Bank

By:	/s/ Matthew Brice
	Name:	Matthew Brice
	Title:	Vice President

Signature Page to Third Amendment to Syndicated Facility Agreement

ATB FINANCIAL, as a Canadian Lender

By:	/s/ Neil Ternovatsky
	Name:	Neil Ternovatsky
	Title:	Director

By:	/s/ Jeff Lam
	Name:	Jeff Lam
	Title:	Associate Director

Signature Page to Third Amendment to Syndicated Facility Agreement

NATIONAL BANK OF CANADA, as a Canadian Lender and an Australian Lender

By:	/s/ Jason Anderson
	Name:	Jason Anderson
	Title:	Manager, Energy Services Group

By:	/s/ Darrell Stelmack
	Name:	Darrell Stelmack
	Title:	Director, Energy Services

Signature Page to Third Amendment to Syndicated Facility Agreement

COMPASS BANK, as a U.S. Lender, a Canadian Lender, and an Australian Lender

By:	/s/ Michael Song
	Name:	Michael Song
	Title:	Senior Vice President

Signature Page to Third Amendment to Syndicated Facility Agreement

COMERICA BANK as a Canadian Lender

By:	/s/ Guy Culbertson
	Name:	Guy Culbertson
	Title:	Vice President

Signature Page to Third Amendment to Syndicated Facility Agreement

CANADIAN WESTERN BANK, as a Canadian Lender

By:	/s/ Kuno Ryckborst
	Name:	Kuno Ryckborst
	Title:	Senior Manager, Energy & Corporate Banking

By:	/s/ Amin Haque
	Name:	Amin Haque
	Title:	Manager, Energy & Corporate Banking

Signature Page to Third Amendment to Syndicated Facility Agreement

REGIONS BANK, as a U.S. Lender

By:	/s/ Mike Zingraf
	Name;	Mike Zingraf
	Title:	Senior Vice President

Signature Page to Third Amendment to Syndicated Facility Agreement

THE HUNTINGTON NATIONAL BANK, as successor in interest by merger to FirstMerit Bank, N.A., as a U.S. Lender

By:	/s/ Jason Schachter
	Name:	Jason Schachter
	Title:	Vice President

Signature Page to Third Amendment to Syndicated Facility Agreement